COMMONWEALTH SHAREHOLDER SERVICES, INC.
       1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA 23229
                (804) 285-8211  *   (800) 527-9500 *  FAX (804) 285-8251


FILED VIA EDGAR


April 9, 1999

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street,N.W.
Washington, D.C. 20549

Reference:        Monument Series Fund, Inc.
                  Monument Washington Regional Growth Fund series
                  File Numbers:  333-26223 and 811-8199
                  Preliminary Proxy Material
                  ------------------------------------------------

Gentlemen:

Transmitted herewith for electronic filing via the EDGAR system on behalf of Monument Series Fund, Inc., please find enclosed, pursuant to the requirements of rule 14a-6(a) under the Securities Exchange Act of 1934, is a preliminary copy of the proxy statement, notice of meeting and form of proxy to be furnished to shareholders of the above referenced Fund in connection with a special meeting of shareholders.

At the special meeting, shareholder will vote to approve or disapprove a change to the investment objective of the Monument Washington Regional Growth Fund (the "Fund") and to a corresponding change in the name of the Fund to the Monument Medical Sciences Fund.

Please direct questions and comments relating to this filing to Beth-ann Roth at
(202) 261-3338.

Sincerely,



/s/ John Pasco, III
John Pasco, III

Enclosure

BY SIGNING AND DATING THE BACK OF THIS CARD,  YOU AUTHORIZE  DAVID A. KUGLER AND
G. FREDERIC WHITE, III TO VOTE EACH PROPOSAL AS MARKED. IF PROPERLY SIGNED AND RETURNED BUT NOT MARKED, YOUR PROXY WILL BE VOTED "FOR" PROPOSAL 1, AND AS THE DESIGNATED PROXIES CHOOSE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.




                           MONUMENT SERIES FUND, INC.
           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS - APRIL 30, 1999

      The undersigned hereby constitutes and appoints David A. Kugler and G. Frederic White, III, or either of them, with power of substitution, as proxies to appear and vote all of the shares of stock outstanding in the name of the undersigned on the Record Date at the Special Meeting of Shareholders of Monument Washington Regional Growth Fund to be held at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814 on the 30th day of April, 1999 at 10: a.m. local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

      The shares represented by this proxy will be voted as specified in the following item. Please refer to the proxy statement discussion of this matter.

      Please indicate your vote by an "x" in the appropriate box below.

      THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

      1. To approve a change to the investment objective of the Fund, and to a corresponding change in the name of the Fund to the Monument Medical Sciences Fund.

           FOR [  ]          AGAINST [  ]        ABSTAIN [  ]


_____________________    _________________________     _________________, 1999
SIGNATURE                SIGNATURE  (JOINT OWNER)      DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES EXACTLY AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED IN THE NAMES OF JOINT
OWNERS, ALL JOINT OWNERS MUST SIGN. A PERSON SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                           MONUMENT SERIES FUND, INC.
                    MONUMENT WASHINGTON REGIONAL GROWTH FUND

                               4847 Cordell Avenue
                                    Suite 290
                            Bethesda, Maryland 20814

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


      A Special Meeting of Shareholders of Monument Washington Regional Growth Fund series (the "Fund") of Monument Series Fund, Inc. (the "Monument Funds") will be held at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814, 10:00 a.m. local time, on April 30, 1999 for the following purposes:

      1. To approve or disapprove a change to the investment objective of the Fund, and to a corresponding change in the name of the Fund to the Monument Medical Sciences Fund.

      2. To transact any other business that may properly come before the Special Meeting or any adjournment of the Special Meeting.

      Shareholders of record at the close of business on April 9, 1999 are entitled to vote at the Special Meeting or any adjournment thereof.

                               By Order of the Board of Directors


                               David A. Kugler
                                    Chairman
April 19, 1999
Bethesda, MD

--------------------------------------------------------------------------------

                                    IMPORTANT

     Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund save the expense of follow-up mailings and calls by mailing your proxy promptly.
--------------------------------------------------------------------------------

                           MONUMENT SERIES FUND, INC.
                    MONUMENT WASHINGTON REGIONAL GROWTH FUND

                               4847 Cordell Avenue
                                    Suite 290
                               Bethesda, MD 20814

                                 PROXY STATEMENT


                                 April 19, 1999


      This proxy statement is being furnished in connection with the solicitation by the Board of Directors of Monument Series Fund, Inc. (the "Monument Funds") of proxies to be used at a Special Meeting of Shareholders ("Special Meeting") of the Monument Washington Regional Growth Fund (the "Fund"). The Special Meeting will be held on Friday, April 30, 1999 for the purposes set forth in the Notice of Meeting, and will be held at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814 at 10:00 a.m., or at such later time or date made necessary by adjournment.

      The approximate date on which this proxy statement and the form of proxy are first being sent to shareholders is April 19, 1999.

      The Fund is a series of the Monument Funds, which is an open-end management investment company that was organized as a Maryland corporation on or about April 3, 1997.

      Your vote is important. Please call 301-215-7550 if you have any questions about this proxy. You may vote by mail, by facsimile or in person.


--------------------------------------------------------------------------------

                                    PROPOSAL

--------------------------------------------------------------------------------


Proposal 1: To approve a change to the investment objective of the Fund and to approve a corresponding change in the name of the Fund to the Monument Medical Sciences Fund.

      The Board of Directors of the Fund has determined that it would be in the best interest of shareholders to change the investment objective of the Fund to enable it to invest in certain medical sciences companies. Consistent with the proposed new investment objective, the Board of Directors has recommended that the name of the Fund be changed from Monument Washington Regional Growth Fund to Monument Medical Sciences Fund.


Discussion

      The appeal of the Monument Washington Regional Growth Fund is limited primarily to the Washington, D.C. region. As such, it competes directly with the Growth Fund of Washington. To date, the Fund has not attracted sufficient assets to make it viable, and costs associated with operating the Fund have been relatively high.

      Accordingly, Monument Advisors, Ltd., the investment adviser to the Fund (the "Advisor"), has recommended that the Board of Directors approve a change in the Fund's investment objective and make a corresponding change in the name of the Fund, as described below. After careful consideration, the Board has approved the changes, subject to shareholder approval.

      Specifically, in the Advisor's opinion, the Fund will be in a better position to attract assets from investors by focusing its investments on securities of companies principally engaged in research, development production and the distribution of medical products and services, due to what the Advisor believes is a growing market for these companies. Companies in these fields will not be limited to the Washington, D.C. region, and may include pharmaceutical firms; companies that design, manufacture or sell medical supplied, equipment and support services; and companies engaged in medical,
diagnostic,   biomedical   and biotechnological research  and  development.

      The Advisor recognizes that there is shareholder interest in investing in companies in the Washington, D.C. area. However, the Advisor believes that, by limiting its regional specialization to the Monument Washington Regional Aggressive Growth Fund ("Aggressive Growth Fund"), another series of the Monument Funds, the Advisor's resources will be better focused rather than divided among two funds specializing in the same region. Thus, Monument Funds shareholders interested in investing in companies in the Washington, D.C. area will continue to have an investment option, though the investment strategies of the Aggressive Growth Fund are somewhat different.
Shareholders interested in the Aggressive Growth Fund should consult the prospectus for details, included the risks associated with an investment in the fund.


 Current Investment Objective and Principal Investment Strategy

      The Fund currently seeks to maximize long-term appreciation of capital by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of Washington regional area companies with market capitalizations of $2 billion or more at the time of purchase. In selecting investments for the Fund, the Advisor seeks to identify Washington regional area companies that it believes possess characteristics that will lead to long-term appreciation of capital. These companies generally have a history of consistent earnings growth, leading or dominant market position in a growing industry, products or services that are in high or growing demand, and experienced and successful management. The Fund may also invest up to 5% of its total assets in smaller companies with at least three years of continuous operation. As with any fund with a regional focus, the Fund may be impacted by changes in the economic, political, regulatory and business environment in the Washington, D.C. area.


Proposed Change

      Monument Medical Sciences Fund would, like the Fund, seek to maximize long-term appreciation of capital, but would do so by investing at least 80% of its total assets in a non-diversified portfolio of equity securities of medical sciences companies. In seeking to achieve its objective, it would invest in the equity securities of companies principally engaged in research, development, production and distribution of medical products and services. Consistent with the recommended change in investment objective, the Board recommends that the name of the Fund be changed to Monument Medical Sciences Fund.

      The risks associated with the Medical Sciences Fund would be that the economic prospects of health sciences companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which they operate. A substantial portion of health services and research are funded or subsidized by government entities, so that changes in government policy at the federal or state level may affect the demand for health-care products or services, as well as the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new drugs and certain medical devices may be introduced. Medical sciences companies may face lawsuits related to product liability and other issues. In addition, many products and services provided medical sciences companies require substantial capital investment and are subject to rapid obsolescence. Nevertheless, the Advisor believes that there is a growing market from which the Fund would have favorable opportunities for long-term appreciation of capital, consistent with its investment objective.


Recommendation

      The Board of Directors has voted to change the investment objective of the Fund and the Fund's name as discussed above, and recommends that you vote FOR Proposal 1.



--------------------------------------------------------------------------------

                             PRINCIPAL SHAREHOLDERS

--------------------------------------------------------------------------------

      As of April 6, 1999, the following persons are known by the Fund to be beneficial owners of more than five percent of the Fund's outstanding shares:


                                Number of Shares               Percentage
Name & Address                Beneficially Owned                  of
                                                                 Fund

Samuel Hunn                   11,422.411                        54.96%
7909 Hermitage Road
Richmond, VA 23228-3722

Herbert Klein                  1,048.685                         5.05%
1081 Carriage Hill Parkway
Annapolis, MD 21401-6520

    TOTAL                     12,471.096                        60.01%

      As of April 6, 1999 the Directors and executive officers of the Monument Funds beneficially owned the following amounts of the Fund's outstanding shares:


                               Number of Shares               Percentage
Name & Address                Beneficially Owned                  of
                                                                 Fund

Francine Carb                    250.000                         1.20%
421 Woodland Circle
Radnor, PA 19087-4640

Victor Dates                     100.000                          .48%
2107 Carter Dale Road
Baltimore, MD 21209

George DeBakey                   250.000                         1.20%
53303 Marlyn Drive
Bethesda, MD 20816

G. Frederic White, III           300.000                         1.44%
3107 Albemarle Road
Wilmington, DE 19808
--------------------------------------------------------------------------------

                                 OTHER BUSINESS

--------------------------------------------------------------------------------

      The Board of Directors of the Monument Funds does not intend to present any other business at the Special Meeting. However, if any other matters properly come before the Special Meeting, David A. Kugler and G. Frederic White, III will vote on the matters in accordance with their judgment.


--------------------------------------------------------------------------------

                               VOTING INFORMATION

--------------------------------------------------------------------------------

      Your proxy will be voted in accordance with the instructions you specify on the enclosed proxy card. If you sign and return your proxy card but do not provide us with specific instructions, your proxy will be voted in favor of the proposals. You may revoke your proxy at any time before it is exercised at the Special Meeting by (i) delivering a written notice to the Fund expressly revoking your proxy, (ii) by executing and forwarding to the Fund a subsequently-dated proxy, or (iii) by attending the Special Meeting and voting in person. In the event that at the time the Special Meeting is called to order a quorum is not present in person or by proxy, those proxies that have been received will be voted to adjourn the Special Meeting to a later date. In the event a quorum is present but sufficient votes in favor of the proposals have not been received, the Special Meeting may be adjourned to solicit additional votes. In that event, only those proxies that have been received which would be voted to approve the proposals will be voted in favor of an adjournment, and those proxies that have been received which would be voted against the proposals will be voted against the adjournment.

      As of the close of business on April 9, 1999, the record date fixed by the Board of Directors for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting ("Record Date"), _________________ shares of the Fund were outstanding. Each share is entitled to one vote.

      The vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, represented at the meeting in person or by proxy, is required for the approval of the proposal. Specifically, the proposal must be approved by a vote of (a) at least 67% of the shares of the Fund present in person or by proxy, if more than 50% of the shares of the Fund are represented at the meeting, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Special Meeting, but will be treated as votes not cast and, therefore, would not be counted for purposes of determining whether the proposals have been approved.

      The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Fund. In addition to solicitations through the mails, the employees of the Advisor may solicit proxies by telephone, telegraph and personal interviews. It is not anticipated that any of the foregoing persons will be specially engaged for that purpose.



--------------------------------------------------------------------------------

                                  ANNUAL REPORT

--------------------------------------------------------------------------------

      The audited Annual Report for the Fund is incorporated by reference into this proxy statement. Copies of the most recent Annual Report are available at no cost upon request by contacting the Monument Funds at 4847 Cordell Avenue, Suite 290, Bethesda, MD 20814 or by calling 301-215-7550.



--------------------------------------------------------------------------------

                              SHAREHOLDER PROPOSALS

--------------------------------------------------------------------------------

      The Fund is not required to hold annual shareholder meetings. Any shareholder who would like to submit a proposal for consideration at future shareholder meetings may do so by submitting the proposal in writing to the Secretary of the Fund at 4847 Cordell Avenue, Suite 290, Bethesda, Maryland 20814.


--------------------------------------------------------------------------------

                                   ADJOURNMENT

--------------------------------------------------------------------------------

      In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and proxy statement are not received by the time scheduled for the Special Meeting, David A. Kugler or G. Frederic White, III may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Messrs. Kugler and White will vote in favor of such adjournment those shares that they are entitled to vote and that have voted in favor of the proposal. They will vote against any such adjournment on behalf of those proxies that have voted against the proposal.



Investment Advisor
Monument Advisors, Ltd.
4847 Cordell Avenue
Suite 290
Bethesda, Maryland  20814

Principal Underwriter
Monument Distributors, Inc.
4847 Cordell Avenue
Suite 290
Bethesda, Maryland  20814

Administrator
Commonwealth Shareholder Services, Inc.
1500 Forest Avenue
Suite 223
Richmond, Virginia  23229